Exhibit 10.10
FOURTH AMENDMENT TO LOAN AGREEMENT
     THIS FOURTH AMENDMENT TO LOAN AGREEMENT (the “Fourth Amendment”) dated as of the 24th day of July, 2008, to the Loan Agreement (the “Loan Agreement”), made and entered into as of December 31, 2004, by and among FIRST FINANCIAL BANKSHARES, INC., a Texas corporation, (the “Borrower”) and THE FROST NATIONAL BANK (the “Lender”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.
W I T N E S S E T H:
     WHEREAS, Borrower executed the Loan Agreement to govern those certain promissory notes from Lender, specifically, that certain $50,000,000.00 Note (the “Note”);
     WHEREAS, the Borrower desires to amend certain financial covenants in the Loan Agreement; and
     WHEREAS, the Lender agrees to amend certain financial covenants in the Loan Agreement, all as hereinafter provided.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:
ARTICLE I
Amendment to Loan Agreement
     1.1 Amendment to Article I, Definition of “Non-Performing Assets”. Borrower and Lender agree to, and do hereby, amend the Loan Agreement by amending the definition of “Non-Performing Assets” in the Loan Agreement to read in its entirety as follows:
     “Non-Performing Assets” means loans on nonaccrual, loans on which the interest rate has been reduced other than to reflect the then prevailing market interest rates, loans which have been past due for ninety (90) days or more (specially excluding all performing bankruptcy mortgages) and fifty percent (50%) of all Other Real Estate.”

     1.2 Amendment to Section 5.04 of the Loan Agreement. Borrower and Lender agree to, and do hereby, amend Section 5.04 of the Loan Agreement to read in its entirety as follows:
          “5.04 Non-Performing Assets Ratio. Borrower shall not permit the Non-Performing Assets Ratio of Borrower to be less than 1.25 to 1.0, to be calculated at the end of each fiscal quarter.”
ARTICLE II
Conditions of Effectiveness
     2.1 Effective Date. This Fourth Amendment shall become effective as of July 24, 2008, when, and only when, Lender shall have received counterparts of this Fourth Amendment executed and delivered by Borrower and Lender, and when each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:
     (a) Closing Documents. Borrower shall have executed and delivered to Lender (i) Certificate of Corporate Resolutions, and (ii) this Fourth Amendment.
     (b) Additional Loan Documents. Borrower shall have executed and delivered to Lender such other documents as shall have been requested by Lender to evidence the terms of this Fourth Amendment, all in form satisfactory to Lender and its counsel.
ARTICLE III
Representations and Warranties
     3.1 Representations and Warranties. In order to induce Lender to enter into this Fourth Amendment, Borrower represents and warrants the following:
     (a) Borrower has the corporate power to execute and deliver this Fourth Amendment and other Loan Documents and to perform all of its obligations in connection herewith and therewith.
     (b) The execution and delivery by Borrower of this Fourth Amendment and other Loan Documents and the performance of its obligations in connection herewith and therewith: (I) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval of or other action by any federal, state, provincial or other governmental authority or regulatory body.
     (c) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or rights of Borrower, or involving this Fourth Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Fourth Amendment.

     (d) The representations and warranties of Borrower contained in the Loan Agreement, this Fourth Amendment, and any other Loan Document securing Borrower’s Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.
ARTICLE IV
Ratification of Obligations
     4.1 Ratification of Obligation. The Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by the Fourth Amendment), and all other Loan Documents.
     4.2 Ratification of Agreements. The Loan Agreement, this Fourth Amendment, and each other Loan Document, as hereby amended, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this Fourth Amendment. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.
ARTICLE V
Miscellaneous
     5.1 Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Fourth Amendment, and the other Loan Documents and the performance hereof and thereof, and shall further survive until all of Borrower’s Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the representations and warranties by Borrower and/or agreements and covenants of Borrower under this Fourth Amendment and under the Loan Agreement.
     5.2 Loan Document. This Fourth Amendment and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.
     5.3 Governing Law. This Fourth Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.
     5.4 Counterparts. This Fourth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Fourth Amendment.
     5.5 Release of Claims. Borrower, by its execution of this Fourth Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.

     5.6 ENTIRE AGREEMENT. THIS FOURTH AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS FOURTH AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.
     IN WITNESS WHEREOF, this Fourth Amendment is executed effective as of the date first written above.

BORROWER:	FIRST FINANCIAL BANKSHARES, INC.

	By:	/s/ F. Scott Dueser

	Its:	President

LENDER:	THE FROST NATIONAL BANK

	By:	/s/ Jerry L. Crutsinger

Jerry L. Crutsinger, Senior Vice President
     The Guarantor is executing this Fourth Amendment to acknowledge the terms and conditions of the amendment.

GUARANTOR:	FIRST FINANCIAL BANKSHARES OF DELAWARE, INC.

By:

Its: